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                                                                   EXHIBIT 99.4







                                 DURHAM CENTRE

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1996




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                          Independent Auditors' Report



To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of Durham Centre for the year ended December 31, 1996. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage and Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Durham Centre for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                        Farmer, Fuqua, Hunt & Munselle, P.C.


Dallas, Texas
August 14, 1997



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                                 DURHAM CENTRE
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1996



REVENUES
         Net rental revenues and common
             area maintenance charges                             $3,576,320
         Other revenues                                               63,333
                                                                  ----------

                  Total revenues                                   3,639,653

DIRECT OPERATING EXPENSES
         Repairs and maintenance                                     513,055
         Utilities                                                   384,561
         Property taxes                                              330,000
         Insurance                                                    23,646
         Salaries                                                     16,380
                                                                  ----------

                  Total direct operating expenses                  1,267,642
                                                                  ----------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                   $2,372,011
                                                                  ==========




        The accompanying notes are an integral part of this statement.



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                                 DURHAM CENTRE
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               December 31, 1996


NOTE 1:   ORGANIZATION AND BASIS OF PRESENTATION

          Durham Centre is a 205,467 square foot office building located in Durham, North Carolina. During 1996, the property was owned by DCV Limited Partnership.

          The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense, significant non-recurring repairs expense and related insurance reimbursements or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:   ACCOUNTING ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:   OTHER REVENUES

          Other revenues consist of the following:

              Parking income                                $63,000
              Miscellaneous                                     333
                                                            -------

                                                            $63,333
                                                            =======

NOTE 4:   SUBSEQUENT EVENT

          The property was sold to Continental Mortgage and Equity Trust, a California business trust, on July 18, 1997.


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